UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): May 25, 2007

Gregg Appliances, Inc.

(Exact name of Registrant as Specified in its Charter)

Commission File Number: 333-126486

Indiana	35-1049508
(State of Other Jurisdiction Of Incorporation or Organization)	(I.R.S. Employer Identification No.)

4151 East 96th Street

Indianapolis, Indiana 46240

(Address of Principal Executive Offices, Including Zip Code)

(317) 848-8710

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operation and Financial Condition

On May 25, 2007, Gregg Appliances, Inc. (“Gregg Appliances”) announced that hhgregg, Inc. (“hhgregg”) filed Amendment No. 1 to its Registration Statement on Form S-1 (File No. 333-142181) with the Securities and Exchange Commission which includes the audited financials of Gregg Appliances for the fiscal year ended March 31, 2007. A copy of the press release issued by Gregg Appliances is incorporated by reference herein and attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
99.1	Press release dated May 25, 2007.

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Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GREGG APPLIANCES, INC.

By:	/s/ Donald J.B. Van der Wiel
Donald J.B. Van der Wiel
Chief Financial Officer

Date: May 25, 2007

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 25, 2007.

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